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Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P., or the Operating Partnership, is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At December 31, 2009, we owned or had an interest in 382 properties comprising 261 million square feet of gross leasable area in North America, Europe and Asia.

        On December 8, 2009, the Company announced that it had entered into a definitive agreement to acquire all of the outlet shopping center business of Prime Outlets Acquisition Company and certain of its affiliated entities ("Prime Outlets") in a transaction valued at approximately $2.325 billion, including the assumption of Prime Outlets' existing indebtedness and preferred stock. Prime Outlets is an owner, manager, operator and developer of outlet centers in the U.S. The Prime Outlets portfolio includes 22 outlet centers.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of December 31, 2009, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, changes in value of investments in foreign entities, the ability to hedge interest rate risk, risks associated with the acquisition, development, expansion, leasing and management of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

SIMON PROPERTY GROUP
Overview

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

First Quarter 2010	April 30, 2010
Second Quarter 2010	August 2, 2010
Third Quarter 2010	November 1, 2010

Stock Information

        The Company's common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)
Fitch
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)

Simon Property Group Ownership Structure(1)
December 31, 2009

(1)
Schedule excludes Company preferred stock (see "Preferred Stock/Units Outstanding") and Operating Partnership units not convertible into common stock.

(2)
Consists of Herbert Simon and David Simon, the heirs of Melvin Simon, trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
The holder of Class B common stock is entitled to elect 4 of the members of the Board of Directors and also has voting rights with common stock.

(4)
Other executives includes directors and executive officers of the Company, excluding David Simon and Herbert Simon.

SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2008 through December 31, 2009

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2008	56,368,410	231,319,644
Activity During the First Nine Months of 2009:
Issuance of Common Stock for Stock Option Exercises	—	66,000
Conversion of Operating Partnership Units into Common Stock	(1,345,567)	1,345,567
Restricted Stock Awards (Stock Incentive Program)(6)	—	253,957
Common Shares and Operating Partnership Units Issued as Dividends/Distributions	2,271,360	10,074,013
Public Offerings of Common Stock	—	40,250,000
Conversion of Operating Partnership Preferred Units into Units	21,213	—
Issuance of Common Units in Connection with Redemption of Preferred Units	644,289	—
Number Outstanding at September 30, 2009	57,959,705	283,309,181
Activity During the Fourth Quarter of 2009:
Issuance of Common Stock for Stock Option Exercises	—	115,850
Conversion of Operating Partnership Units into Common Stock	(520,907)	520,907
Restricted Stock Awards (Stock Incentive Program)(6)	—	270
Common Shares and Operating Partnership Units Issued as Dividends/Distributions	365,981	1,802,063
Number Outstanding at December 31, 2009	57,804,779	285,748,271
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at December 31, 2009		285,748,271
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		6,857,213
Series I 6% Convertible Perpetual Preferred Units(3)		862,309
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		365,646
Diluted Common Shares Outstanding at December 31, 2009(5)		293,833,439

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 61).

(3)
Conversion terms provided on page 61 of this document.

(4)
Based upon the weighted average stock price for the quarter ended December 31, 2009.

(5)
For FFO purposes.

(6)
Net of forfeitures.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of December 31, 2009
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended December 31,		As of or for the Twelve Months Ended December 31,
	2009	2008	2009	2008
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$1,028,180	$1,029,316	$3,775,216	$3,783,155
Net Income Attributable to Common Stockholders	$91,543	$145,203	$283,098	$422,517
Basic Earnings per Common Share (EPS)	$0.32	$0.64	$1.06	$1.88
Diluted Earnings per Common Share (EPS)	$0.32	$0.64	$1.05	$1.87
Diluted EPS (as adjusted)(1)	$0.58	$0.71	$1.76	$1.94
FFO of the Operating Partnership	$485,226	$540,527	$1,748,280	$1,852,331
Diluted FFO of the Operating Partnership	$492,058	$548,040	$1,775,724	$1,895,681
Basic FFO per Share (FFOPS)	$1.42	$1.90	$5.39	$6.56
Diluted FFO per Share (FFOPS)	$1.40	$1.86	$5.33	$6.42
Diluted FFOPS (as adjusted)(1)	$1.66	$1.93	$6.01	$6.49
Distributions per Share(2)	$0.60	$0.90	$2.70	$3.60

(1)
During the fourth quarter of 2009, the Company recorded non-cash impairment charges aggregating $88.1 million, net of tax benefit and adjusted for noncontrolling interest holders' share, related to two operational regional malls, certain parcels of land and non-retail real estate, and certain predevelopment costs related to projects no longer being pursued. In the second quarter of 2009, the Company recorded a non-cash impairment charge of $140.5 million, representing the decline in the value of the Company's investment in Liberty International, PLC.

During the fourth quarter of 2008, a non-cash impairment charge of $21.2 million was recorded related to one operational regional mall and the write-off of certain predevelopment projects that were abandoned. Reconciliations of Diluted EPS (as adjusted) to Diluted EPS and Diluted FFOPS (as adjusted) to Diluted FFOPS are as follows:

	As of or for the Three Months Ended December 31,		As of or for the Twelve Months Ended December 31,
	2009	2008	2009	2008
Diluted EPS (as adjusted) to Diluted EPS
Diluted EPS (as adjusted)	$0.58	$0.71	$1.76	$1.94
Impairment charge	0.26	0.07	0.71	0.07

Diluted Earnings per Common Share (EPS)	$0.32	$0.64	$1.05	$1.87

Diluted FFOPS (as adjusted) to Diluted FFOPS
Diluted FFOPS (as adjusted)	$1.66	$1.93	$6.01	$6.49
Impairment charge	0.26	0.07	0.68	0.07

Diluted FFO per Common Share (FFOPS)	$1.40	$1.86	$5.33	$6.42

(2)
In the first quarter of 2009, the Company paid a common stock dividend of $0.90 per share, comprised of 10% cash and 90% shares of the Company's common stock. In the second, third and fourth quarters of 2009, the Company paid a common stock dividend of $0.60 per share, comprised of 20% cash and 80% shares of the Company's common stock.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of December 31, 2009
Unaudited
(In thousands, except as noted)

	December 31, 2009	December 31, 2008
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,805	56,368
Common Shares Outstanding at End of Period	285,748	231,320

Total Common Shares and Units Outstanding at End of Period	343,553	287,688

Weighted Average Limited Partnership Units Outstanding	57,292	57,175
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	267,055	225,333
Diluted—for purposes of EPS	268,472	225,884
Diluted—for purposes of FFOPS	276,100	238,263
Simon Group's Debt Information
Share of Consolidated Debt	$18,354,130	$17,766,316
Share of Joint Venture Debt	6,552,370	6,632,419

Share of Total Debt	$24,906,500	$24,398,735

Simon Group's Market Capitalization
Common Stock Price at End of Period	$79.80	$53.13
Common Equity Capitalization, including common operating partnership units	$27,415,533	$15,284,866
Preferred Equity Capitalization, including preferred operating partnership units	676,021	589,532

Total Equity Market Capitalization	$28,091,554	$15,874,398

Total Capitalization—Including Simon Group's Share of Total Debt	$52,998,054	$40,273,133

	As of or for the Twelve Months Ended December 31,
	2009	2008
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$14,194	$27,472
Joint Venture Properties	$1,026	$4,127
Simon Group's Share of Joint Venture Properties	$555	$2,019

        On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Three Months Ended December 31, 2009
						For the Three Months Ended December 31, 2008 Our Total Share
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$607,691	$(9,406)	$598,285	$208,090	$806,375	$806,841
Overage rent	39,123	(215)	38,908	19,311	58,219	62,812
Tenant reimbursements	277,322	(5,670)	271,652	103,986	375,638	392,545
Management fees and other revenues	33,365	—	33,365	—	33,365	31,222
Other income	70,679	(415)	70,264	21,449	91,713	91,887

Total revenue	1,028,180	(15,706)	1,012,474	352,836	1,365,310	1,385,307

EXPENSES:
Property operating	98,905	(3,065)	95,840	67,969	163,809	172,051
Depreciation and amortization	239,425	(2,330)	237,095	99,991	337,086	373,724
Real estate taxes	82,784	(1,566)	81,218	26,594	107,812	106,032
Repairs and maintenance	29,811	(787)	29,024	13,699	42,723	46,574
Advertising and promotion	32,010	(401)	31,609	7,536	39,145	41,625
Provision for credit losses	3,319	18	3,337	(858)	2,479	10,349
Home and regional office costs	30,316	—	30,316	—	30,316	36,099
General and administrative	4,257	—	4,257	—	4,257	5,555
Impairment charge	56,875	(5,603)	51,272	—	51,272	16,489
Transaction expenses	5,697	—	5,697	—	5,697	—
Other	19,180	(872)	18,308	25,437	43,745	41,487

Total operating expenses	602,579	(14,606)	587,973	240,368	828,341	849,985

OPERATING INCOME	425,601	(1,100)	424,501	112,468	536,969	535,322
Interest expense	(263,705)	3,668	(260,037)	(87,942)	(347,979)	(335,726)
Loss on extinguishment of debt	—	—	—	—	—	—
Income tax benefit (expense) of taxable REIT subsidiaries	2,316	—	2,316	—	2,316	(2,005)
Income from unconsolidated entities	24,526	—	24,526	(24,526)	—	—
Impairment charge from investments in unconsolidated entities	(42,697)	—	(42,697)	—	(42,697)	(4,683)
Loss on sale of assets and interests in unconsolidated entities	(30,108)	—	(30,108)	—	(30,108)	—

Consolidated income from continuing operations	115,933	2,568	118,501	—	118,501	192,908

Discontinued operations	—	—	—	—	—	(25)

CONSOLIDATED NET INCOME	115,933	2,568	118,501	—	118,501	192,883
Net income attributable to noncontrolling interests	17,678	2,568	20,246	—	20,246	40,541
Preferred dividends	6,712	—	6,712	—	6,712	7,139

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$91,543	$—	$91,543	$—	$91,543	$145,203

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO
Consolidated Net Income			$115,933	$—	$115,933	$196,423
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			235,296	—	235,296	264,465
Simon's share of depreciation and amortization from unconsolidated entities			—	111,608	111,608	96,361
Income from unconsolidated entities			(24,526)	24,526	—	—
Loss on sale of real estate and discontinued operations			30,108	—	30,108	—
Net income attributable to noncontrolling interest holders in properties			2,568	—	2,568	(3,540)
Noncontrolling interests portion of depreciation and amortization			(2,143)	—	(2,143)	(2,112)
Preferred distributions and dividends			(8,144)	—	(8,144)	(11,340)

FFO of the Operating Partnership			$349,092	$136,134	$485,226	$540,257

Percentage of FFO of the Operating Partnership			71.94%	28.06%	100.00%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations

	For the Twelve Months Ended December 31, 2009
						For the Twelve Months Ended December 31, 2008 Our Total Share
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$2,316,838	$(35,712)	$2,281,126	$779,481	$3,060,607	$3,034,561
Overage rent	84,922	(330)	84,592	53,359	137,951	152,304
Tenant reimbursements	1,062,227	(22,254)	1,039,973	381,849	1,421,822	1,440,887
Management fees and other revenues	124,059	—	124,059	—	124,059	132,471
Other income	187,170	(1,463)	185,707	86,784	272,491	300,938

Total revenue	3,775,216	(59,759)	3,715,457	1,301,473	5,016,930	5,061,161

EXPENSES:
Property operating	425,703	(12,297)	413,406	259,408	672,814	708,819
Depreciation and amortization	997,598	(8,967)	988,631	400,895	1,389,526	1,363,545
Real estate taxes	333,957	(5,850)	328,107	97,203	425,310	429,194
Repairs and maintenance	91,736	(2,276)	89,460	45,180	134,640	156,970
Advertising and promotion	93,565	(1,273)	92,292	24,821	117,113	122,045
Provision for credit losses	22,655	(192)	22,463	5,975	28,438	32,953
Home and regional office costs	110,048	—	110,048	—	110,048	144,865
General and administrative	18,124	—	18,124	—	18,124	20,987
Impairment charge	197,353	(5,603)	191,750	—	191,750	16,489
Transaction expenses	5,697	—	5,697	—	5,697	—
Other	72,088	(3,167)	68,921	86,023	154,944	147,390

Total operating expenses	2,368,524	(39,625)	2,328,899	919,505	3,248,404	3,143,257

OPERATING INCOME	1,406,692	(20,134)	1,386,558	381,968	1,768,526	1,917,904
Interest expense	(992,065)	14,639	(977,426)	(341,748)	(1,319,174)	(1,300,841)
Loss on extinguishment of debt	—	—	—	—	—	(20,330)
Income tax benefit (expense) of taxable REIT subsidiaries	5,220	—	5,220	—	5,220	(3,581)
Income from unconsolidated entities	40,220	—	40,220	(40,220)	—	—
Impairment charge from investments in unconsolidated entities	(42,697)	—	(42,697)	—	(42,697)	(4,683)
Loss on sale of assets and interests in unconsolidated entities	(30,108)	—	(30,108)	—	(30,108)	—

Consolidated income from continuing operations	387,262	(5,495)	381,767	—	381,767	588,469

Discontinued operations	—	—	—	—	—	(25)

CONSOLIDATED NET INCOME	387,262	(5,495)	381,767	—	381,767	588,444
Net income attributable to noncontrolling interests	77,855	(5,495)	72,360	—	72,360	124,808
Preferred dividends	26,309	—	26,309	—	26,309	41,119

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$283,098	$—	283,098	$—	$283,098	$422,517

RECONCILIATION OF CONSOLIDATED NET INCOME TO FFO
Consolidated Net Income			$387,262	$—	$387,262	$599,535
Adjustments to Consolidated Net Income to Arrive at FFO:
Depreciation and amortization from consolidated properties and discontinued operations			983,487	—	983,487	954,494
Simon's share of depreciation and amortization from unconsolidated entities			—	399,509	399,509	376,670
Income from unconsolidated entities			(40,220)	40,220	—	—
Loss on sale of real estate and discontinued operations			30,108	—	30,108	—
Net income attributable to noncontrolling interest holders in properties			(5,496)	—	(5,496)	(11,091)
Noncontrolling interests portion of depreciation and amortization			(8,396)	—	(8,396)	(8,559)
Preferred distributions and dividends			(38,194)	—	(38,194)	(58,718)

FFO of the Operating Partnership			$1,308,551	$439,729	$1,748,280	$1,852,331

Percentage of FFO of the Operating Partnership			74.85%	25.15%	100.00%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet

	As of December 31, 2009
	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share	As of December 31, 2008 Our Total Share
ASSETS:
Investment properties, at cost	$25,336,189	$(189,579)	$25,146,610	$9,279,712	$34,426,322	$34,322,044
Less—accumulated depreciation	7,004,534	(87,138)	6,917,396	1,613,618	8,531,014	7,428,279

	18,331,655	(102,441)	18,229,214	7,666,094	25,895,308	26,893,765
Cash and cash equivalents	3,957,718	(5,746)	3,951,972	309,229	4,261,201	1,074,573
Tenant receivables and accrued revenue, net	402,729	(4,896)	397,833	143,980	541,813	574,871
Investment in unconsolidated entities, at equity	1,468,577	—	1,468,577	(1,468,577)	—	—
Deferred costs and other assets	1,155,587	(2,878)	1,152,709	189,112	1,341,821	1,268,031
Note receivable from related party	632,000	—	632,000	—	632,000	520,700

Total assets	$25,948,266	$(115,961)	$25,832,305	$6,839,838	$32,672,143	$30,331,940

LIABILITIES:
Mortgages and other indebtedness	$18,630,302	$(276,172)	$18,354,130	$6,552,370	$24,906,500	$24,398,735
Accounts payable, accrued expenses, intangibles, and deferred revenues	987,530	(9,009)	978,521	345,220	1,323,741	1,529,790
Cash distributions and losses in partnerships and joint ventures, at equity	457,754	—	457,754	(457,754)	—	—
Other liabilities and accrued dividends	159,345	(964)	158,381	400,002	558,383	496,223

Total liabilities	20,234,931	(286,145)	19,948,786	6,839,838	26,788,624	26,424,748

Limited partners' preferred interest in the Operating Partnership and noncontrolling redeemable interests in properties	125,815	2,406	128,221	—	128,221	274,902
Series I 6% convertible perpetual preferred stock, 19,000,000 shares authorized, 8,091,155 and 7,590,264 issued and outstanding, respectively, at liquidation value	404,558	—	404,558	—	404,558	379,513
EQUITY:
Stockholders' equity

Capital Stock (850,000,000 and 750,000,000 total shares authorized, respectively, $.0001 par value, 238,000,000 and 237,996,0000 shares of excess common stock, respectively, 100,000,000 authorized shares of preferred stock):

Series J 8 3/8% cumulative redeemable preferred stock, 1,000,000 shares authorized, 796,948 issued and outstanding, with a liquidation value of $39,847	45,704	—	45,704	—	45,704	46,032
Common stock, $.0001 par value, 511,990,000 and 400,004,000 shares authorized, respectively, 289,866,711 and 235,691,040 issued and outstanding, respectively	29	—	29	—	29	24
Class B common stock, $.0001 par value, 10,000 and 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—	—
Capital in excess of par value	7,547,959	—	7,547,959	—	7,547,959	5,410,147
Accumulated deficit	(2,955,671)	—	(2,955,671)	—	(2,955,671)	(2,491,929)
Accumulated other comprehensive loss	(3,088)	—	(3,088)	—	(3,088)	(165,066)
Common stock held in treasury at cost, 4,126,440 and 4,379,396 shares, respectively	(176,796)	—	(176,796)	—	(176,796)	(186,210)

Total stockholders' equity	4,458,137	—	4,458,137	—	4,458,137	2,612,998
Noncontrolling interests	724,825	167,778	892,603	—	892,603	639,779

Total equity	5,182,962	167,778	5,350,740	—	5,350,740	3,252,777

Total liabilities and equity	$25,948,266	$(115,961)	$25,832,305	$6,839,838	$32,672,143	$30,331,940

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of December 31, 2009
(in thousands, except as noted)

        Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the change in NOI of regional malls and Premium Outlet Centers that are comparable properties for the twelve months ended December 31, 2009.

	For the Twelve Months Ended December 31,
	2009	2008
Reconciliation of NOI of consolidated Properties:
Consolidated Net Income	$387,262	$599,535
Discontinued operations	—	25
Income tax (benefit) expense of taxable REIT subsidiaries	(5,220)	3,581
Interest expense	992,065	947,140
Income from unconsolidated entities	(40,220)	(32,246)
Loss on extinguishment of debt	—	20,330
Impairment charge from investments in unconsolidated entities	42,697	4,683
Loss on sale of assets and interest in unconsolidated entities	30,108	—

Operating Income	1,406,692	1,543,048
Impairment charge	197,353	16,489
Depreciation and amortization	997,598	969,477

NOI of consolidated Properties	$2,601,643	$2,529,014

Reconciliation of NOI of unconsolidated entities:
Net Income	$258,572	$211,337
Discontinued operations	—	(47)
Interest expense	884,539	969,420
Loss from unconsolidated entities	4,739	5,123

Operating Income	1,147,850	1,185,833
Impairment charge	18,249	—
Depreciation and amortization	801,618	775,887

NOI of unconsolidated entities	$1,967,717	$1,961,720

Total consolidated and unconsolidated NOI from continuing operations	$4,569,360	$4,490,734

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	—	22

Total NOI of the Simon Group Portfolio	$4,569,360	$4,490,756

Change in NOI from prior period	1.8%	8.5%
Less: Joint venture partner's share of NOI	1,219,559	1,192,843

Simon Group's Share of NOI	$3,349,801	$3,297,913

Change in Simon Group's Share of NOI from prior period	1.6%	7.5%
NOI of Regional Malls that are Comparable Properties(1)	$2,559,474	$2,552,644

Change in NOI of Regional Malls that are Comparable Properties(1)	0.3%

NOI of Premium Outlet Centers that are Comparable Properties(1)	$466,405	$441,662

Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	5.6%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Twelve Months Ended December 31, 2009

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.4%
Texas	10.9%
California	10.2%
New York	7.7%
Massachusetts	7.2%
Georgia	5.1%
Indiana	4.8%
Nevada	4.6%
New Jersey	4.6%
Pennsylvania	4.4%

Top 10 Contributors by State	72.9%

NOI by Asset Type
Regional Malls	67.4%
Premium Outlet Centers	19.7%
The Mills	4.6%
International(2)	4.2%
Community/Lifestyle Centers	3.8%
Other	0.3%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
International includes eight Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the shopping centers in France, Italy and Poland.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of December 31, 2009
(In thousands)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2009	2008	2009	2008
Consolidated Properties
Other Income
Interest Income	$10,268	$11,239	$30,805	$46,884
Lease Settlement Income	4,596	1,514	21,209	15,438
Gains on Land Sales	15,451	3,581	17,794	11,285
Other	40,364	45,930	117,362	118,979

Totals	$70,679	$62,264	$187,170	$192,586

Other Expense
Ground Rent	$8,499	$8,026	$32,090	$30,683
Professional Fees	7,190	6,311	19,500	18,622
Other	3,491	2,760	20,498	19,756

Totals	$19,180	$17,097	$72,088	$69,061

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of December 31, 2009

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Mall Stores	58,596,577	58,258,266	38.2%
Freestanding	4,403,548	1,853,952	1.2%
Anchors	95,036,954	25,536,366	16.8%

Regional Mall Total	158,037,079	85,648,584	56.2%
Premium Outlet Centers	17,144,563	16,929,941	11.1%
Community/Lifestyle Centers	20,237,919	13,838,093	9.1%
The Mills®	22,704,012	20,188,966	13.3%
Mills Regional Malls	17,412,204	8,581,620	5.7%
Mills Community Centers	1,014,074	962,520	0.6%

Mills Portfolio Total	41,130,290	29,733,106	19.6%
Office Portion of Retail	2,138,507	2,138,507	1.4%
Other(1)	6,098,065	3,983,068	2.6%

Total U.S. Properties	244,786,423	152,271,299	100.0%

(1)
Consists of ten other shopping centers and non-Premium outlet centers and five regional malls. These properties contribute 0.3% of Simon Group's share of total NOI.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of December 31, 2009

	As of or for the Twelve Months Ended December 31,
	2009	2008
Total Number of Regional Malls	162	164
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	160.0	162.2
Occupancy(2)
Consolidated Assets	92.4%	92.6%
Unconsolidated Assets	91.4%	91.9%
Total Portfolio	92.1%	92.4%
Comparable sales per square foot(3)
Consolidated Assets	$410	$445
Unconsolidated Assets	$483	$523
Total Portfolio	$433	$470
Average rent per square foot(2)
Consolidated Assets	$38.43	$38.21
Unconsolidated Assets	$43.19	$42.03
Total Portfolio	$40.04	$39.49

Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
12/31/09	$40.04	1.4%
12/31/08	39.49	6.5%
12/31/07	37.09	4.8%
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%

Leasing Activity During the Period(2):

	Average Base Rent(4)		Amount of Change (Referred to as "Leasing Spread")
	Lease Openings	Store Closings/ Lease Expirations
2009	$44.65	$40.47	$4.18	10.3%
2008	45.74	37.72	8.02	21.3%
2007	44.76	39.12	5.64	14.4%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
For mall stores.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(4)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of December 31, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/09
Mall Stores & Freestanding
Month to Month Leases	457	1,232,099	$36.45
2010	1,929	5,863,382	$37.64
2011	2,474	6,400,838	$35.45
2012	1,918	6,161,555	$36.37
2013	1,624	4,457,770	$43.63
2014	1,447	4,476,190	$40.62
2015	1,245	4,385,988	$42.18
2016	1,315	3,787,840	$44.41
2017	1,287	4,315,473	$44.23
2018	1,170	4,458,171	$46.87
2019	939	3,682,439	$46.60
2020 and Thereafter	399	2,585,208	$35.38
Specialty Leasing Agreements w/ terms in excess of 12 months	1,335	3,312,574	$14.07
Anchor Tenants
Month to Month Leases	1	103,100	$3.50
2010	19	1,995,874	$3.35
2011	21	2,325,032	$4.04
2012	25	3,179,826	$3.83
2013	27	3,600,625	$4.63
2014	32	3,306,934	$4.79
2015	19	2,559,580	$2.94
2016	8	1,023,007	$3.70
2017	5	688,377	$2.78
2018	7	687,836	$7.16
2019	11	1,384,187	$4.06
2020 and Thereafter	28	2,737,983	$5.81

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of December 31, 2009

Top Mall Store Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	281	3,183	1.3%	2.2%
Limited Brands, Inc.	321	1,828	0.7%	2.1%
Abercrombie & Fitch Co.	232	1,668	0.7%	1.7%
Foot Locker, Inc.	399	1,550	0.6%	1.4%
Zale Corporation	314	302	0.1%	1.0%
Luxottica Group S.P.A	357	725	0.3%	1.0%
American Eagle Outfitters, Inc.	165	933	0.4%	0.9%
Express LLC	114	1,030	0.4%	0.9%
Sterling Jewelers, Inc.	205	316	0.1%	0.9%
Genesco, Inc.	365	513	0.2%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	150	26,864	11.0%	0.4%
Sears Roebuck & Co.	121	18,411	7.5%	0.2%
J.C. Penney Co., Inc.	113	16,098	6.6%	0.7%
Dillard's Dept. Stores	78	11,940	4.9%	0.1%
Nordstrom, Inc.	26	4,439	1.8%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Dick's Sporting Goods, Inc.	17	1,104	0.5%	0.3%
Boscov's Department Store LLC	6	1,099	0.4%	0.0%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2009-2010

Property Name	Location	New Tenant	Former Tenant
Openings in 2009
Midland Park Mall	Midland, TX	Ulta	Party City
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's(2)
Plaza Carolina	Carolina (San Juan), PR	Best Buy	Tiendas Capri
		Tiendas Capri (relocated)	N/A
Prien Lake Mall	Lake Charles, LA	Kohl's	Macy's
University Park Mall	South Bend, IN	Barnes & Noble	Marshall Field's
Springfield Mall	Springfield, PA	Target	Macy's
Town Center at Cobb	Kennesaw (Atlanta), GA	JCPenney expansion	N/A
Valle Vista Mall	Harlingen, TX	Forever 21	Mervyn's
Valley Mall	Harrisonburg, VA	Books-A-Million	N/A
Openings Projected in 2010
Anderson Mall	Anderson, SC	Books-A-Million	Goody's
Chesapeake Square	Chesapeake, VA	Burlington Coat Factory	Dillard's(3)
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
Gulf View Square	Port Richey (Tampa), FL	T.J. Maxx	Linens 'n Things
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's(2)
		Target	N/A
Tacoma Mall	Tacoma (Seattle), WA	Forever 21 & Specialty Shops	Nordstrom(4)

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Macy's had two locations at this center, one of which was recaptured for redevelopment.

(3)
Dillard's had two locations at this center, one of which was recaptured for redevelopment.

(4)
Opened Nordstrom in a new location at this center in 2008; former Nordstrom store was recaptured for redevelopment.

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	McCain Mall	AR	N. Little Rock	100.0%		775,281
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		1,319,678
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		791,943
4.	Fashion Valley	CA	San Diego	50.0%		1,723,143
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		865,170
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		692,275
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		1,148,957
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		1,364,356	(7)
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		1,186,978
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		882,172
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		1,081,725
12.	Crystal Mall	CT	Waterford	74.6%		782,829
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		2,099,768
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	1,117,396
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		1,100,250
16.	Coconut Point	FL	Estero	50.0%		1,196,150	(7)
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		941,339
18.	Cordova Mall	FL	Pensacola	100.0%		851,563
19.	Crystal River Mall	FL	Crystal River	100.0%		420,109
20.	Dadeland Mall	FL	Miami	50.0%		1,487,689
21.	DeSoto Square	FL	Bradenton	100.0%		678,310
22.	Edison Mall	FL	Fort Myers	100.0%		1,050,922
23.	Florida Mall, The	FL	Orlando	50.0%		1,769,207
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		753,572
25.	Indian River Mall	FL	Vero Beach	50.0%		737,007
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		559,088
27.	Melbourne Square	FL	Melbourne	100.0%		665,119
28.	Miami International Mall	FL	Miami	47.8%		1,071,449
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		954,994
30.	Paddock Mall	FL	Ocala	100.0%		554,029
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	766,723
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	1,125,976
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	514,429
34.	St. Johns Town Center	FL	Jacksonville	50.0%		1,222,579
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,753,585
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		878,213
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		1,095,029
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		1,279,516	(7)
39.	Lenox Square	GA	Atlanta	100.0%		1,544,793
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,795,702
41.	Northlake Mall	GA	Atlanta	100.0%		961,104
42.	Phipps Plaza	GA	Atlanta	100.0%		818,137
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		1,275,928
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		688,593
45.	NorthPark Mall	IA	Davenport	50.0%		1,073,101
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		796,680
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		889,046
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		421,382
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	530,011
50.	Northwoods Mall	IL	Peoria	100.0%		693,963
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		1,210,124

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
52.	River Oaks Center	IL	Calumet City (Chicago)		100.0%	1,356,960	(7)
53.	SouthPark Mall	IL	Moline		50.0%	1,017,116
54.	White Oaks Mall	IL	Springfield		80.7%	919,871	(7)
55.	Castleton Square	IN	Indianapolis		100.0%	1,381,405
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	735,922
57.	College Mall	IN	Bloomington		100.0%	636,563
58.	Eastland Mall	IN	Evansville		50.0%	865,310
59.	Fashion Mall at Keystone, The	IN	Indianapolis		100.0%	683,490
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)		100.0%	1,280,183
61.	Markland Mall	IN	Kokomo		100.0%	416,092
62.	Muncie Mall	IN	Muncie		100.0%	634,997
63.	Tippecanoe Mall	IN	Lafayette		100.0%	862,773
64.	University Park Mall	IN	Mishawaka		100.0%	922,625
65.	Washington Square	IN	Indianapolis		100.0%	963,220
66.	Towne East Square	KS	Wichita		100.0%	1,120,581
67.	Towne West Square	KS	Wichita		100.0%	941,485
68.	West Ridge Mall	KS	Topeka		100.0%	992,403
69.	Prien Lake Mall	LA	Lake Charles		100.0%	791,249
70.	Arsenal Mall	MA	Watertown (Boston)		100.0%	504,334	(7)
71.	Atrium Mall	MA	Chestnut Hill (Boston)		49.1%	205,461
72.	Auburn Mall	MA	Auburn		49.1%	588,330
73.	Burlington Mall	MA	Burlington (Boston)		100.0%	1,317,842
74.	Cape Cod Mall	MA	Hyannis		49.1%	725,595
75.	Copley Place	MA	Boston		98.1%	1,243,500	(7)
76.	Emerald Square	MA	North Attleboro (Providence, RI)		49.1%	1,022,545
77.	Greendale Mall	MA	Worcester (Boston)		49.1%	430,819	(7)
78.	Liberty Tree Mall	MA	Danvers (Boston)		49.1%	858,165
79.	Mall at Chestnut Hill, The	MA	Chestnut Hill (Boston)		47.2%	474,929
80.	Northshore Mall	MA	Peabody (Boston)		49.1%	1,581,213	(7)
81.	Solomon Pond Mall	MA	Marlborough (Boston)		49.1%	886,327
82.	South Shore Plaza	MA	Braintree (Boston)		100.0%	1,160,760
83.	Square One Mall	MA	Saugus (Boston)		49.1%	929,330
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)		100.0%	684,297
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)		100.0%	979,904
86.	Bangor Mall	ME	Bangor	67.4	%(6)	652,842
87.	Maplewood Mall	MN	St. Paul (Minneapolis)		100.0%	929,788
88.	Miller Hill Mall	MN	Duluth		100.0%	805,552
89.	Battlefield Mall	MO	Springfield		100.0%	1,198,568
90.	Independence Center	MO	Independence (Kansas City)		100.0%	1,032,630
91.	SouthPark	NC	Charlotte		100.0%	1,625,365
92.	Crossroads Mall	NE	Omaha		100.0%	677,320
93.	Mall at Rockingham Park, The	NH	Salem (Boston)		24.6%	1,020,232
94.	Mall of New Hampshire, The	NH	Manchester		49.1%	811,290
95.	Pheasant Lane Mall	NH	Nashua		(5)	869,722
96.	Brunswick Square	NJ	East Brunswick (New York)		100.0%	765,149
97.	Livingston Mall	NJ	Livingston (New York)		100.0%	984,599
98.	Menlo Park Mall	NJ	Edison (New York)		100.0%	1,322,885	(7)
99.	Ocean County Mall	NJ	Toms River (New York)		100.0%	890,133

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
100.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	1,098,559
101.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		1,243,848
102.	Cottonwood Mall	NM	Albuquerque	100.0%		1,040,700
103.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		620,431
104.	Chautauqua Mall	NY	Lakewood	100.0%		425,291
105.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		580,100
106.	Roosevelt Field	NY	Garden City (New York)	100.0%		2,225,748	(7)
107.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		1,287,415
108.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		1,027,405
109.	Westchester, The	NY	White Plains (New York)	40.0%		827,393	(7)
110.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		1,234,588	(7)
111.	Lima Mall	OH	Lima	100.0%		737,679
112.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		1,016,028
113.	Southern Park Mall	OH	Youngstown	100.0%		1,190,065
114.	Summit Mall	OH	Akron	100.0%		770,221
115.	Upper Valley Mall	OH	Springfield	100.0%		739,469
116.	Penn Square Mall	OK	Oklahoma City	94.5%		1,050,684
117.	Woodland Hills Mall	OK	Tulsa	94.5%		1,092,057
118.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		1,225,538	(7)
119.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		1,032,675
120.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	2,615,101	(7)
121.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	1,169,188	(7)
122.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	1,147,480
123.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	65.0	%(6)	1,332,202	(7)
124.	Ross Park Mall	PA	Pittsburgh	100.0%		1,208,241
125.	South Hills Village	PA	Pittsburgh	100.0%		1,141,179	(7)
126.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	589,263
127.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		1,077,281	(7)
128.	Anderson Mall	SC	Anderson	100.0%		671,881
129.	Haywood Mall	SC	Greenville	100.0%		1,231,469
130.	Empire Mall(2)	SD	Sioux Falls	50.0%		1,074,085
131.	Rushmore Mall(2)	SD	Rapid City	50.0%		835,097
132.	Knoxville Center	TN	Knoxville	100.0%		978,027	(7)
133.	Oak Court Mall	TN	Memphis	100.0%		848,974	(7)
134.	West Town Mall	TN	Knoxville	50.0%		1,335,164
135.	Wolfchase Galleria	TN	Memphis	94.5%		1,152,554
136.	Barton Creek Square	TX	Austin	100.0%		1,429,623
137.	Broadway Square	TX	Tyler	100.0%		628,103
138.	Cielo Vista Mall	TX	El Paso	100.0%		1,244,020
139.	Domain, The	TX	Austin	100.0%		674,588	(7)
140.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		1,004,241	(7)
141.	Galleria, The	TX	Houston	31.5%		2,298,144
142.	Ingram Park Mall	TX	San Antonio	100.0%		1,125,708
143.	Irving Mall	TX	Irving (Dallas)	100.0%		1,053,052
144.	La Plaza Mall	TX	McAllen	100.0%		1,199,643
145.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		1,097,944
146.	Longview Mall	TX	Longview	100.0%		638,605
147.	Midland Park Mall	TX	Midland	100.0%		617,576

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
148.	North East Mall	TX	Hurst (Dallas)	100.0%		1,670,157
149.	Rolling Oaks Mall	TX	San Antonio	100.0%		883,369	(7)
150.	Sunland Park Mall	TX	El Paso	100.0%		917,642
151.	Valle Vista Mall	TX	Harlingen	100.0%		651,110
152.	Apple Blossom Mall	VA	Winchester	49.1%		440,042
153.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		569,861
154.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	792,428
155.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		988,904	(7)
156.	Valley Mall	VA	Harrisonburg	50.0%		506,333
157.	Virginia Center Commons	VA	Glen Allen	100.0%		784,830
158.	Columbia Center	WA	Kennewick	100.0%		768,430
159.	Northgate Mall	WA	Seattle	100.0%		1,058,542
160.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		1,248,990
161.	Bay Park Square	WI	Green Bay	100.0%		710,973
162.	Forest Mall	WI	Fond Du Lac	100.0%		500,174

	Total Regional Mall GLA					160,034,865

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Includes office space as follows:
Arsenal Mall—107,188 sq. ft.
Century III Mall—30,032 sq. ft.
Copley Place—867,601 sq. ft.
Coconut Point—1,325 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Firewheel Town Center—74,999 sq. ft.
Great Lakes Mall—2,051 sq. ft.
Greendale Mall—119,860 sq. ft.
Gwinnett Place—32,603 sq. ft.
King of Prussia Mall—13,100 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Menlo Park Mall—52,424 sq. ft.
Northshore Mall—12,367 sq. ft.
Knoxville Center—1,455 sq. ft.
Oak Court Mall—126,583 sq. ft.
Oxford Valley Mall—110,324 sq. ft.
Plaza Carolina—28,436 sq. ft.
River Oaks Center—116,912 sq. ft.
Rolling Oaks Mall—6,383 sq. ft.
Roosevelt Field—1,610 sq. ft.
South Hills Village—4,361 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,954 sq. ft.
The Westchester—820 sq. ft.
White Oaks Mall—7,807 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of December 31, 2009

	As of or for the Twelve Months Ended December 31,
	2009	2008
Total Number of U.S. Premium Outlet Centers	41	40
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	17.1	16.4
Occupancy(1)	97.9%	98.9%
Comparable sales per square foot(1)	$500	$509
Average base rent per square foot(1)	$33.45	$27.65

Average Base Rent Per Square Foot(1)	Total Center	% Change
12/31/09	$33.45	21.0%
12/31/08	27.65	7.7%
12/31/07	25.67	5.9%
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%

Leasing Activity During the Period(1):

	Average Base Rent(2)
	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2009	$38.41	$29.59	$8.82	29.8%
2008	38.07	25.59	12.48	48.8%
2007	31.43	23.64	7.79	33.0%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of December 31, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/09
Month to Month Leases	85	296,822	$29.96
2010	447	1,790,592	$27.49
2011	484	2,036,709	$27.35
2012	457	1,899,106	$28.77
2013	486	2,143,410	$30.20
2014	401	1,597,142	$30.40
2015	301	1,252,820	$31.46
2016	241	831,318	$37.29
2017	272	899,037	$37.99
2018	397	1,474,596	$47.10
2019	389	1,500,843	$43.50
2020 and Thereafter	127	508,206	$43.50
Specialty Leasing Agreements w/ terms in excess of 12 months	87	261,303	$21.89

(1)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of December 31, 2009

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	173	848	0.3%	0.7%
The Gap, Inc.	93	904	0.4%	0.7%
Nike, Inc.	95	724	0.3%	0.5%
Adidas, Inc.	70	578	0.2%	0.5%
Jones Retail Corporation	157	485	0.2%	0.4%
Coach, Inc.	38	193	0.1%	0.3%
The William Carter Company, Inc.	74	354	0.1%	0.3%
Tommy Hilfiger, Inc.	46	330	0.1%	0.3%
Brown Group Retail, Inc.	74	317	0.1%	0.3%
VF Corporation	70	387	0.2%	0.3%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (Metro Area Served)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	673,912
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	288,029
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs)	100.0%	501,771
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	296,035
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,909
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	560,873
7.	Napa Premium Outlets	CA	Napa	100.0%	179,386
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,968
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	437,650
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,164
11.	Orlando Premium Outlets	FL	Orlando	100.0%	549,434
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,557
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,982
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,937
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,342
16.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	377,784
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,315
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	635,997
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,771
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,563
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	393,051
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	438,981
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,833
24.	Jersey Shore Premium Outlets	NJ	Tinton Falls (New York)	100.0%	434,367
25.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	164,260
26.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	469,046
27.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,681
28.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,549
29.	Woodbury Common Premium Outlets	NY	Central Valley (New York)	100.0%	844,734
30.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,383
31.	Cincinnati Premium Outlets	OH	Monroe (Cincinnati)	100.0%	338,327
32.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,885
33.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,106
34.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,114
35.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,542
36.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,500
37.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	584,790
38.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	488,903
39.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	517,700
40.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	443,760
41.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,672

	Total U.S. Premium Outlet Centers GLA				17,144,563

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of December 31, 2009

	As of or for the Twelve Months Ended December 31,
	2009	2008
Total Number of Community/Lifestyle Centers	67	70
Total Community/Lifestyle Center GLA (in millions of square feet)	20.2	20.8
Occupancy(2)	90.7%	90.7%
Average rent per square foot(2)	$13.45	$13.25
Average Base Rent Per Square Foot(2)	Total Center	% Change
12/31/09	$13.45	1.5%
12/31/08	13.25	6.6%
12/31/07	12.43	5.2%
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%

Leasing Activity During the Period(2):

	Average Base Rent(3)
	Lease Openings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2009	$14.75	$16.44	$(1.69)	-10.3%
2008	14.77	13.10	1.67	12.7%
2007	18.43	14.56	3.87	26.6%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who opened as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of December 31, 2009

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 12/31/09
Month to Month Leases	28	99,226	$13.13
2010	200	1,135,025	$14.39
2011	272	1,527,105	$12.92
2012	200	1,260,681	$12.63
2013	222	1,373,866	$13.86
2014	160	1,573,715	$11.78
2015	124	1,260,424	$14.59
2016	66	860,156	$12.59
2017	67	1,054,977	$12.58
2018	97	1,036,791	$14.99
2019	69	746,496	$17.18
2020 and Thereafter	65	1,047,132	$13.63
Specialty Leasing Agreements w/ terms in excess of 12 months	13	118,468	$3.88

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of December 31, 2009

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	12	1,672	0.7%	0.0%
Wal-Mart Stores, Inc.	8	969	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	20	866	0.4%	0.2%
TJX Companies, Inc.	19	613	0.3%	0.2%
Retail Ventures, Inc.	12	478	0.2%	0.1%
Bed Bath & Beyond, Inc.	15	460	0.2%	0.1%
Dick's Sporting Goods, Inc.	8	389	0.2%	0.1%
Burlington Coat Factory	6	374	0.2%	0.1%
Toys R Us, Inc.	9	350	0.1%	0.0%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	41.3	%(3)	334,885
2.	Gaitway Plaza	FL	Ocala	32.2	%(3)	208,755
3.	Highland Lakes Center	FL	Orlando	100.0%		492,321
4.	Indian River Commons	FL	Vero Beach	50.0%		255,942
5.	Pier Park	FL	Panama City Beach	100.0%		815,670
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	42.0	%(3)	199,059
7.	Terrace at The Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,678
9.	West Town Corners	FL	Altamonte Springs (Orlando)	32.2	%(3)	385,643
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	32.2	%(3)	163,254
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,610
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	37.9	%(3)	278,978
15.	Forest Plaza	IL	Rockford	100.0%		428,039
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,568
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		367,843
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,326
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,892
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.7	%(3)	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%		38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,704
25.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		655,490
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Plaza	IN	Muncie	100.0%		172,621
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,076
33.	Teal Plaza	IN	Lafayette	100.0%		101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
35.	University Center	IN	Mishawaka	100.0%		150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.7	%(3)	549,623
37.	Washington Plaza	IN	Indianapolis	100.0%		50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		254,519
39.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,604
40.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
41.	Ridgewood Court	MS	Jackson	35.7	%(3)	369,500
42.	Dare Centre	NC	Kill Devil Hills	100.0%		168,707
43.	MacGregor Village	NC	Cary	100.0%		144,042
44.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,667
45.	Rockaway Commons	NJ	Rockaway (New York)	100.0%		149,570
46.	Rockaway Town Plaza	NJ	Rockaway (New York)	100.0%		459,241
47.	Cobblestone Court	NY	Victor	35.7	%(3)	265,477

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,104
49.	Lima Center	OH	Lima	100.0%		236,878
50.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
51.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,383
52.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,965
53.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,566
54.	Charles Towne Square	SC	Charleston	100.0%		71,794
55.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
56.	Arboretum at Great Hills	TX	Austin	100.0%		206,827
57.	Gateway Shopping Center	TX	Austin	100.0%		513,017
58.	Ingram Plaza	TX	San Antonio	100.0%		111,518
59.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,430
60.	Palms Crossing	TX	McAllen	100.0%		337,249
61.	Richardson Square	TX	Richardson (Dallas)	100.0%		517,265
62.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,585
63.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		365,008
64.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		626,457
65.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
66.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	254,301
67.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,237,919

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of December 31, 2009

	As of or for the Twelve Months Ended December 31,
	2009	2008
The Mills®
Total Number of The Mills®	16	16
Total GLA (in millions of square feet)	22.7	22.8
Occupancy(1)	93.9%	94.5%
Comparable sales per square foot(2)	$369	$372
Average base rent per square foot(1)	$19.62	$19.51
Mills Regional Malls(3)
Total Number of Regional Malls	16	16
Total GLA (in millions of square feet)	17.6	17.6
Occupancy(4)	89.3%	87.4%
Comparable sales per square foot(2)	$380	$418
Average rent per square foot(4)	$35.41	$36.99
Mills Community Centers
Total Number of Community Centers	4	4
Total GLA (in millions of square feet)	1.0	1.0
Occupancy(1)	99.1%	96.9%
Average rent per square foot(1)	$11.37	$11.52

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(4)
For mall stores.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	SPG Share of Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,244,726
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%		1,293,011
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(1)	1,098,098
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(1)	1,333,923
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(1)	1,183,079
6.	Franklin Mills	PA	Philadelphia	50.0%		1,719,292
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6%		1,776,870
8.	Great Mall	CA	Milpitas (San Jose)	24.5	%(1)	1,355,734
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,810,682
10.	Katy Mills	TX	Katy (Houston)	31.3	%(1)	1,554,899
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,476,974
12.	Opry Mills	TN	Nashville	24.5	%(1)	1,159,314
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,550,514
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,251,047
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(1)	1,174,876
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0%		720,973

	Subtotal The Mills®					22,704,012
	Regional Malls(3)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		970,429
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0	%(1)	2,381,128	(2)
19.	Dover Mall	DE	Dover	34.1%		885,622
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		899,407
21.	Falls, The	FL	Miami	25.0%		807,255
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		863,293
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,077,326
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,045,387
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,107,706
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,106
27.	Meadowood Mall	NV	Reno	25.0%		876,391	(2)
28.	Northpark Mall	MS	Ridgeland	50.0%		955,735
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		762,197
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,338,840	(2)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,211,830
32.	Stoneridge Shopping Center	CA	Pleasanton (San Francisco)	25.0%		1,301,273

	Subtotal Regional Malls					17,552,925
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,160
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%		101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,618

	Subtotal Community Centers					1,014,074

	Total Mills Properties					41,271,011

(1)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(2)
Includes office space as follows:

Del Amo Fashion Center—114,413 sq. ft.

Meadowood Mall—6,013 sq. ft.

Southdale Center—20,295 sq. ft.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

SIMON PROPERTY GROUP
International Operational Information(1)
As of December 31, 2009

	As of or for the Twelve Months Ended December 31,
	2009	2008
European Shopping Centers
Total Number of Shopping Centers	51	52
Total GLA (in millions of square feet)	13.4	13.5
Occupancy	95.9%	98.4%
Comparable sales per square foot	€400	€411
Average rent per square foot	€31.41	€30.11
International Premium Outlets—Japan
Total Number of Premium Outlets	8	7
Total GLA (in millions of square feet)	2.4	2.0
Occupancy	99.6%	99.9%
Comparable sales per square foot	¥94,468	¥92,000
Average base rent per square foot	¥4,714	¥4,685

(1)
Does not include Premium Outlets Punta Norte in Mexico and Yeoju Premium Outlets in South Korea.

SIMON PROPERTY GROUP
International Property Listing

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		576,800
2.	Bay 1	Torcy (Paris)	50.0%		348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		173,100
4.	Villabé A6	Villabé (Paris)	7.5%		284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		254,700

	Subtotal France				1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		547,800
11.	Modugno	Modugno (Bari)	49.0%		143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		190,600
	Monza:
26.	Monza	Monza	49.0	%(3)	211,700

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)		Total Gross Leasable Area(1)
	Naples (Napoli):
27.	Giugliano	Giugliano (Napoli)	49.0	%(5)	754,500
28.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	192,900
29.	Pompei	Pompei (Napoli)	49.0%		91,400
30.	Vulcano Buono	Nola (Napoli)	22.1%		876,000
	Olbia:
31.	Olbia	Olbia	49.0	%(3)	207,600
	Padova:
32.	Padova	Padova	49.0%		105,800
	Palermo:
33.	Palermo	Palermo	49.0%		82,900
	Pesaro:
34.	Fano	Fano (Pesaro)	49.0%		112,300
	Pescara:
35.	Cepagatti	Cepagatti (Pescara)	49.0%		269,800
36.	Pescara	Pescara	49.0%		161,500
	Piacenza:
37.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		179,200
	Rome (Roma):
38.	Casalbertone	Roma	49.0	%(3)	147,600
39.	Collatina	Collatina (Roma)	49.0%		63,600
40.	Porta Di Roma	Roma	19.6%		1,255,400
	Sassari:
41.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	233,700
	Taranto:
42.	Taranto	Taranto	49.0%		201,700
	Turin (Torino):
43.	Cuneo	Cuneo (Torino)	49.0%		282,200
44.	Rivoli	Rivoli (Torino)	49.0	%(3)	94,100
45.	Torino	Torino	49.0%		171,800
46.	Venaria	Venaria (Torino)	49.0%		165,600
	Venice (Venezia):
47.	Mestre	Mestre (Venezia)	49.0%		246,700
	Verona:
48.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	164,600
	Vicenza:
49.	Vicenza	Vicenza	49.0%		98,500

	Subtotal Italy				10,394,600

	Property Name	City (Metropolitan area)	SPG Effective Ownership(4)	Total Gross Leasable Area(1)
	POLAND
50.	Arkadia Shopping Center	Warsaw	50.0%	1,103,000
51.	Wilenska Station Shopping Center	Warsaw	50.0%	308,600

	Subtotal Poland			1,411,600
	JAPAN
52.	Ami Premium Outlets	Ami (Tokyo)	40.0%	224,500
53.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%	481,900
54.	Kobe-Sanda Premium Outlets	Kobe (Osaka)	40.0%	365,300
55.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%	322,800
56.	Sano Premium Outlets	Sano (Tokyo)	40.0%	390,700
57.	Sendai-Izumi Premium Outlets	Izumi Park Town (Sendai)	40.0%	164,200
58.	Toki Premium Outlets	Toki (Nagoya)	40.0%	231,900
59.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%	239,800

	Subtotal Japan			2,421,100
	MEXICO
60.	Premium Outlets Punta Norte	Mexico City	50.0%	244,200

	Subtotal Mexico			244,200
	SOUTH KOREA
61.	Yeoju Premium Outlets	Seoul	50.0%	249,900

	Subtotal South Korea			249,900

	TOTAL INTERNATIONAL ASSETS			16,359,200

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
These properties are encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
Gallerie Commerciali Italia owns 100% of the shopping gallery at this center which consists of 177,600 sf of leaseable area. In addition, Galleria Commerciali Italia owns a 40% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

SIMON PROPERTY GROUP
Capital Expenditures
For the Twelve Months Ended December 31, 2009
(In thousands)

		Unconsolidated Properties
	Consolidated Properties	Total	Simon Group's Share
New development projects	$144,694	$225,340	$95,847
Redevelopment projects with incremental
GLA and/or anchor replacement	99,005	126,145	54,161
Renovations with no incremental GLA	17,766	—	—
Tenant allowances:
Retail	37,759	28,519	10,986
Office	2,291	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	20,584	25,388	9,294
Non-CAM expenditures	7,218	21,155	9,120

Totals	$329,317	$426,547	$179,408

Plus (Less): Conversion from accrual to cash basis	46,958	(6,617)

Capital Expenditures for the Twelve Months Ended 12/31/09(2)	$376,275	$419,930

Capital Expenditures for the Twelve Months Ended 12/31/08(2)	$874,286	$966,438

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview and Construction-in-Progress
As of December 31, 2009

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Domain, The (Phase II) Austin, TX	600,000 square foot expansion of upscale main street center anchored by Dillard's, Dick's Sporting Goods and Village Road Show Theaters	100%	10/09 (Dick's) 2/10 (All other)	$164	$141	$141	7%	$135.0	—	—
South Shore Plaza Braintree (Boston), MA	Addition of Nordstrom, Target and 138,000 square feet of small shops	100%	3/10 (Nord/shops) 10/10 (Target)	$129	$129	$129	11%	$98.5	—	—
Domain, The(4) Austin, TX	Addition of The Westin (340 rooms)	50%	3/10	$68	$68	$34	10%	—	$42.3	$21.1
Miscellaneous								$5.7	$16.2	$8.2

Total Construction in Progress(5)								$239.2	$58.5	$29.3

(1)
Does not include the Mills portfolio in which we acquired an interest on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual costs may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Construction loan in place which will fund remaining project costs.

(5)
Does not include our international properties.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-In-Progress
As of December 31, 2009

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy(1)	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	March 2010	€64
Catania—Sicily, Italy(1)	642,000 square foot center anchored by a hypermarket with approximately 120 shops	Auchan, Decathlon	24.0%	March 2010	€157

*
Cost is based upon current budget assumptions. Actual costs may vary.

(1)
Construction loan in place which will fund remaining budgeted project costs.

SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of December 31, 2009
(In thousands)

Year	Our Share of Secured Consolidated Debt	Our Share of Unsecured Consolidated Debt(2)	Our Share of Unconsolidated Joint Venture Debt	Our Share of Total Debt
2010	1,192,867	1,100,000	788,956	3,081,823
2011	535,851	1,450,000	726,780	2,712,631
2012	1,400,106	1,450,000	1,204,585	4,054,691
2013	920,200	1,571,062	641,330	3,132,592
2014	809,778	1,800,000	890,114	3,499,892
2015	54,072	1,200,000	659,349	1,913,421
2016	680,013	1,300,000	697,043	2,677,056
2017	576,165	500,000	849,623	1,925,788
2018	5,058	1,000,000	7,735	1,012,793
2019	131,526	650,000	3,718	785,244
Thereafter	17,975	—	75,304	93,279

Face Amounts of Indebtedness	$6,323,611	$12,021,062	$6,544,537	$24,889,210
Premiums (Discounts) on Indebtedness, Net	9,480	(23)	7,833	17,290
Fair Value of Interest Rate Swaps Agreements	—	—	—	0

Our Share of Total Indebtedness	$6,333,091	$12,021,039	$6,552,370	$24,906,500

Debt Covenant Compliance Ratios

Senior Unsecured Debt Covenants(1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	47%	Yes
Total Secured Debt to Total Assets	≤50%	24%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.5x	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	242%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured debt, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

(2)
Totals do not reflect activity from concurrent tender offer and sale of unsecured notes in January of 2010.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of December 31, 2009
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average End of Period Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$5,229,506	$4,957,317	6.19%	4.1
Floating Rate Debt	1,370,000	1,366,294	1.36%	2.2

Total Mortgage Debt	6,599,506	6,323,611	5.15%	3.7
Unsecured Debt
Fixed Rate	11,575,000	11,575,000	6.06%	4.4
Revolving Credit Facility—US Tranche	0	0	0.61%	3.2
Revolving Credit Facility—Yen Currency	238,950	238,950	0.54%	3.2
Revolving Credit Facility—Euro Currency	207,112	207,112	0.83%	3.2

Total Revolving Credit Facility	446,062	446,062	0.67%	3.2
Total Unsecured Debt	12,021,062	12,021,062	5.86%	4.4
Premium	47,530	47,253
Discount	(37,796)	(37,796)

Consolidated Mortgages and Other Indebtedness(2)	$18,630,302	$18,354,130	5.61%	4.1

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,534,187	$5,379,343	5.64%	4.4
Floating Rate Debt (Hedged)(1)	1,045,177	362,887	2.04%	1.7
Floating Rate Debt	1,729,633	752,307	2.00%	3.6

Total Mortgage Debt	16,308,997	6,494,537	5.02%	4.2
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	26.2
Premium	17,872	8,625
Discount	(1,593)	(792)

Joint Venture Mortgages and Other Indebtedness	$16,425,276	$6,552,370	5.04%	4.3

Our Share of Total Indebtedness		$24,906,500	5.46%	4.2
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	90.1%	16,541,774	6.10%	4.3
Variable	9.9%	1,812,356	1.19%	2.5

	100.0%	18,354,130	5.61%	4.1
Joint Venture
Fixed	83.0%	5,437,176	5.66%	4.6
Variable	17.0%	1,115,194	2.02%	3.0

	100.0%	$6,552,370	5.04%	4.3

Total Debt		24,906,500

Total Fixed Debt	88.2%	21,978,950	5.99%	4.4

Total Variable Debt	11.8%	2,927,550	1.51%	2.7

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (Sr. Notes)		03/18/10		4.88%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10		4.60%	Fixed	Unsecured	400,000	400,000
Mall of Georgia	(7)	07/01/10		7.09%	Fixed	Secured	181,606	181,606
University Park Mall	(2)(7)	07/09/10		1.08%	Variable	Secured	100,000	100,000
SB Trolley Square Holding		08/01/10		9.03%	Fixed	Secured	27,453	27,453
Copley Place	(2)	08/01/10		0.88%	Variable	Secured	200,000	196,294
Simon Property Group, LP (Sr. Notes)		08/15/10		4.88%	Fixed	Unsecured	400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured	81,667	79,397
Crystal River		11/11/10	(21)	7.63%	Fixed	Secured	14,676	14,676
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured	515,335	515,335
Port Charlotte Town Center		12/11/10	(21)	7.98%	Fixed	Secured	50,423	40,338
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured	71,975	46,777
Simon Property Group, LP (Sr. Notes)		01/20/11		7.75%	Fixed	Unsecured	200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11		8.25%	Fixed	Unsecured	150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11		5.38%	Fixed	Unsecured	500,000	500,000
Henderson Square		07/01/11		6.94%	Fixed	Secured	14,367	10,915
Ingram Park Mall	(6)	08/11/11		6.99%	Fixed	Secured	75,884	75,884
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured	57,464	57,464
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured	66,290	66,290
Towne West Square	(6)	08/11/11		6.99%	Fixed	Secured	49,671	49,671
Simon Property Group, LP (Sr. Notes)		09/01/11		5.60%	Fixed	Unsecured	600,000	600,000
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	87,000
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	120,426	120,426
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	600,000	600,000
Secured Term Loan	(2)	03/05/12		0.93%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	400,000	400,000
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12		6.20%	Fixed	Secured	27,270	27,270
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	80,498	80,498
Crossroads Mall		10/10/12		6.20%	Fixed	Secured	40,617	40,617
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	16,190	16,190
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	14,924	14,924
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	30,300	30,300
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	21,437	21,437
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	31,295	31,295
Palm Beach Mall		10/10/12		6.20%	Fixed	Secured	50,725	50,725
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	43,957	43,957

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(9)	03/10/13	(21)	9.10%	Fixed	Secured		2,636	2,636
The Factory Shoppes at Branson Meadows	(9)	03/10/13	(21)	9.10%	Fixed	Secured		9,016	9,016
MacGregor Village	(9)	03/10/13	(21)	9.10%	Fixed	Secured		6,492	6,492
Factory Stores of America—Georgetown	(9)	03/10/13	(21)	9.10%	Fixed	Secured		6,249	6,249
Factory Stores of America—Graceville	(9)	03/10/13	(21)	9.10%	Fixed	Secured		1,856	1,856
Dare Centre	(9)	03/10/13	(21)	9.10%	Fixed	Secured		1,614	1,614
Factory Stores of America—Lebanon	(9)	03/10/13	(21)	9.10%	Fixed	Secured		1,561	1,561
Factory Stores of America—Nebraska City	(9)	03/10/13	(21)	9.10%	Fixed	Secured		1,465	1,465
North Ridge Shopping Center	(9)	03/10/13	(21)	9.10%	Fixed	Secured		7,929	7,929
Factory Stores of America—Story City	(9)	03/10/13	(21)	9.10%	Fixed	Secured		1,812	1,812
Carolina Premium Outlets—Smithfield	(9)	03/10/13	(21)	9.10%	Fixed	Secured		19,386	19,386
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured		52,505	52,505
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured		200,000	200,000
Revolving Credit Facility—USD	(15)	03/31/13		0.61%	Variable	Unsecured		0	0
Revolving Credit Facility—Yen Currency	(15)	03/31/13		0.54%	Variable	Unsecured	(13)	238,950	238,950
Revolving Credit Facility—Euro Currency	(15)	03/31/13		0.83%	Variable	Unsecured	(14)	207,112	207,112
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured		700,000	700,000
Stanford Shopping Center	(2)	07/01/13		2.38%	Variable	Secured		240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured		92,750	92,750
Kittery Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(16)	5.39%	Fixed	Secured		72,822	72,822
Retail Property Trust (Sr. Notes)		09/01/13		7.18%	Fixed	Unsecured		75,000	75,000
Texas Lifestyle Center Secured Loan	(2)	09/23/13	(16)	3.85%	Fixed	Secured		260,000	260,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		01/30/14		4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14		6.05%	Fixed	Secured	28,344	8,957
Montgomery Mall		05/11/14	(21)	5.17%	Fixed	Secured	87,806	52,684
Simon Property Group, LP (Sr. Notes)		05/15/14		6.75%	Fixed	Unsecured	1,100,000	1,100,000
Plaza Carolina—Fixed		06/01/14		7.50%	Fixed	Secured	89,524	89,524
Plaza Carolina—Variable Swapped	(16)	06/01/14		7.63%	Fixed	Secured	99,050	99,050
SB Boardman Plaza Holdings		07/01/14		5.94%	Fixed	Secured	22,916	22,916
Desoto Square		07/01/14		5.89%	Fixed	Secured	63,799	63,799
Upper Valley Mall		07/01/14		5.89%	Fixed	Secured	47,640	47,640
Washington Square		07/01/14		5.94%	Fixed	Secured	29,777	29,777
West Ridge Mall		07/01/14		5.89%	Fixed	Secured	68,392	68,392
Philadelphia Premium Outlets	(2)(16)	07/30/14		4.19%	Fixed	Secured	190,000	190,000
Chesapeake Square		08/01/14		5.84%	Fixed	Secured	69,849	52,387
Brunswick Square		08/11/14		5.65%	Fixed	Secured	82,244	82,244
Simon Property Group, LP (Sr. Notes)		08/15/14		5.63%	Fixed	Unsecured	500,000	500,000
Regency Plaza	(2)(23)	12/14/14	(24)	5.50%	Variable	Secured	4,000	4,000
St. Charles Towne Plaza	(2)(23)	12/14/14	(24)	5.50%	Variable	Secured	26,000	26,000
West Ridge Plaza	(2)(23)	12/14/14	(24)	5.50%	Variable	Secured	5,000	5,000
DeKalb Plaza		01/01/15		5.28%	Fixed	Secured	2,946	1,483
Lake View Plaza		01/01/15		8.00%	Fixed	Secured	16,000	16,000
Simon Property Group, LP (Sr. Notes)		06/15/15		5.10%	Fixed	Unsecured	600,000	600,000
Bloomingdale Court		11/01/15		8.15%	Fixed	Secured	26,573	26,573
Simon Property Group, LP (Sr. Notes)		12/01/15		5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16		7.88%	Fixed	Unsecured	250,000	250,000
Penn Square Mall		04/01/16		7.75%	Fixed	Secured	99,422	93,950
Simon Property Group, LP (Sr. Notes)		05/01/16		6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP Office		05/05/16		8.20%	Fixed	Secured	973	973
Las Americas Premium Outlets		06/11/16		5.84%	Fixed	Secured	180,000	180,000
Greenwood Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	79,756	79,756
South Park Mall	(22)	08/01/16		8.00%	Fixed	Secured	197,463	197,463
Walt Whitman Mall	(22)	08/01/16		8.00%	Fixed	Secured	121,669	121,669
White Oaks Mall		11/01/16		5.54%	Fixed	Secured	50,000	40,339
Simon Property Group, LP (Sr. Notes)		12/01/16		5.25%	Fixed	Unsecured	650,000	650,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name		Maturity Date	Interest Rate (1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		04/01/19	10.35%	Fixed	Unsecured	650,000	650,000
Woodland Hills Mall		04/05/19	7.79%	Fixed	Secured	96,941	91,578
Forest Plaza	(26)	10/10/19	7.50%	Fixed	Secured	18,957	18,957
Lakeline Plaza	(26)	10/10/19	7.50%	Fixed	Secured	17,759	17,759
Muncie Plaza	(26)	10/10/19	7.50%	Fixed	Secured	7,383	7,383
White Oaks Plaza	(26)	10/10/19	7.50%	Fixed	Secured	14,766	14,766
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	32,835	32,835

Total Consolidated Indebtedness at Face Value						18,620,568	18,344,673

Premium on Fixed-Rate Indebtedness						47,530	47,253
Discount on Fixed-Rate Indebtedness						(37,796)	(37,796)

Total Consolidated Indebtedness						18,630,302	18,354,130

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Joint Venture Indebtedness
SouthPark Residential	(2)	02/28/10		1.63%	Variable	Secured		41,146		16,458
Southdale Center		04/01/10		5.18%	Fixed	Secured		186,550		93,275
Cobblestone Court		04/16/10		1.23%	Variable	Secured		2,628	(19)	131
Shops at Sunset Place, The	(2)	05/09/10		2.42%	Variable	Secured		80,848		30,318
Westchester, The		06/01/10		4.86%	Fixed	Secured		500,000		200,000
Lakeforest Mall		07/08/10		4.90%	Fixed	Secured		141,050		35,263
Coddingtown Mall		07/14/10		1.38%	Variable	Secured		15,500		15,500
Lehigh Valley Mall	(2)	08/09/10		0.79%	Variable	Secured		150,000		56,415
Apple Blossom Mall		09/10/10		7.99%	Fixed	Secured		36,071		17,724
Auburn Mall		09/10/10		7.99%	Fixed	Secured		42,221		20,746
Arizona Mills		10/05/10		7.90%	Fixed	Secured		132,072		33,018
Net Leases I		10/10/10		7.96%	Fixed	Secured		26,501		13,250
Springfield Mall	(2)	12/01/10		1.33%	Variable	Secured		72,300		27,467
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		243,081		121,541
Galleria Commerciali Italia—Catania		12/17/10		1.43%	Variable	Secured	(10)	89,737		43,971
Atrium at Chestnut Hill		03/11/11	(21)	6.89%	Fixed	Secured		43,821		21,533
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		88,969		43,717
Bay 1 (Torcy)—Fixed		05/31/11		4.15%	Fixed	Secured	(11)	17,860		8,930
Bay 1 (Torcy)—Variable		05/31/11		1.40%	Variable	Secured	(11)	2,303		1,152
Bay 2 (Torcy)—Fixed		06/30/11		4.24%	Fixed	Secured	(11)	66,031		33,016
Bay 2 (Torcy)—Variable		06/30/11		1.40%	Variable	Secured	(11)	9,195		4,598
Highland Mall		07/10/11		6.83%	Fixed	Secured		63,980		31,990
Seminole Towne Center	(2)	08/09/11		3.23%	Variable	Secured		69,140	(19)	8,988
Villabe A6—Bel'Est—Fixed		08/31/11		6.16%	Fixed	Secured	(11)	10,013		5,007
Villabe A6—Bel'Est—Variable		08/31/11		1.40%	Variable	Secured	(11)	2,557		1,279
Wilenska Station Shopping Center—Fixed		08/31/11		5.05%	Fixed	Secured	(11)	26,781		13,391
Wilenska Station Shopping Center—Variable		08/31/11		2.23%	Variable	Secured	(11)	16,125		8,063
Fashion Centre Pentagon Retail		09/11/11	(21)	6.63%	Fixed	Secured		149,341		63,470
Denver West Village		10/01/11		8.15%	Fixed	Secured		21,826		4,092
Toki Premium Outlets—Fixed		10/31/11		1.80%	Fixed	Secured	(12)	9,108		3,643
Domain Residential Building P	(2)	11/07/11		2.23%	Variable	Secured		3,631		1,816
Colorado Mills		11/12/11		2.01%	Variable	Secured		164,308	(19)	30,808
Shops at Riverside, The	(2)	11/14/11		1.03%	Variable	Secured		138,000		69,000
Discover Mills—1		12/11/11		7.32%	Fixed	Secured		23,700	(19)	2,500
Discover Mills—2		12/11/11		6.08%	Fixed	Secured		135,000	(19)	14,243
Galleria Commerciali Italia—Facility A	(2)	12/22/11		5.37%	Fixed	Secured	(10)	333,880		163,601
Galleria Commerciali Italia—Facility B		12/22/11		5.85%	Fixed	Secured	(10)	330,770		162,077

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
St. Louis Mills		01/08/12		6.39%	Fixed	Secured		90,000		35,352
Meadowood Mall		01/09/12		1.10%	Variable	Secured		150,880		37,720
Tosu Premium Outlets—Variable		01/31/12		0.67%	Variable	Secured	(12)	10,409		4,164
Dover Mall & Commons	(2)(3)	02/01/12		2.18%	Variable	Secured		83,756		28,515
Esplanade, The	(2)(3)	02/01/12		2.18%	Variable	Secured		75,136		37,568
Galleria at White Plains	(2)(3)	02/01/12		2.18%	Variable	Secured		125,566		62,783
Northpark Mall—Mills	(2)(3)	02/01/12		2.18%	Variable	Secured		105,543		52,772
Dadeland Mall		02/11/12	(21)	6.75%	Fixed	Secured		180,609		90,305
Square One		03/11/12		6.73%	Fixed	Secured		85,957		42,237
Southridge Mall		04/01/12		5.23%	Fixed	Secured		124,000		62,000
Hamilton Town Center	(2)	05/29/12		1.83%	Variable	Secured		95,283		47,642
Arkadia Shopping Center		05/31/12		4.68%	Fixed	Secured	(11)	146,622		73,311
Arkadia Shopping Center—2		05/31/12		6.73%	Fixed	Secured	(11)	168,986		84,493
Gotemba Premium Outlets—Variable		05/31/12		0.67%	Variable	Secured	(12)	8,046		3,218
Mills Senior Loan Facility	(2)	06/07/12		1.48%	Variable	Secured		695,000		347,500
Marley Station		07/01/12		4.89%	Fixed	Secured		114,400		28,600
Hilltop Mall		07/08/12		4.99%	Fixed	Secured		64,350		16,088
Crystal Mall		09/11/12	(21)	5.62%	Fixed	Secured		94,591		70,535
Fashion Centre Pentagon Office	(2)	10/01/12	(25)	5.50%	Variable	Secured		40,000		17,000
Concord Mills Mall		12/07/12		6.13%	Fixed	Secured		163,990		32,388
Katy Mills		01/09/13		6.69%	Fixed	Secured		143,596		17,950
Del Amo	(2)	01/23/13		1.73%	Variable	Secured		335,000		83,750
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		129,453		63,610
Avenues, The		04/01/13		5.29%	Fixed	Secured		71,286	(19)	10,693
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		71,378	(19)	2,855
Domain Residential Phase II	(2)	07/22/13		2.23%	Variable	Secured		31,561		15,781
Solomon Pond		08/01/13		3.97%	Fixed	Secured		107,182		52,667
Tosu Premium Outlets—Fixed		08/24/13		1.50%	Fixed	Secured	(12)	7,603		3,041
Miami International Mall		10/01/13		5.35%	Fixed	Secured		93,113		44,486
Fashion Valley Mall		10/09/13		4.00%	Variable	Secured		350,000		175,000
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000		17,198
Domain Westin	(2)	10/15/13		2.18%	Variable	Secured		22,172		11,086
Galleria Commerciali Italia—Giugliano A		10/20/13		4.77%	Fixed	Secured	(10)	38,699		18,963
Galleria Commerciali Italia—Giugliano B		10/20/13		4.78%	Fixed	Secured	(10)	36,314		17,794
Galleria Commerciali Italia—Giugliano C		10/20/13		5.19%	Fixed	Secured	(10)	15,308		7,501
Mall at Tuttle Crossing		11/05/13		5.05%	Fixed	Secured		114,578		28,645
Ontario Mills	(2)(16)	12/05/13		4.98%	Fixed	Secured		175,000		43,750

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
Arundel Marketplace		01/01/14		5.92%	Fixed	Secured		11,394		3,378
Kobe Sanda Premium Outlets—Fixed		01/31/14		1.49%	Fixed	Secured	(12)	23,399		9,360
Kobe Sanda Premium Outlets—Variable		01/31/14		0.93%	Variable	Secured	(12)	53,781		21,512
Concord Marketplace		02/01/14		5.76%	Fixed	Secured		13,268		6,634
Northshore Mall		03/11/14	(21)	5.03%	Fixed	Secured		201,627		99,074
Sawgrass Mills		07/01/14		5.82%	Fixed	Secured		820,000		410,000
Arundel Mills		08/01/14		6.14%	Fixed	Secured		385,000		114,056
Grapevine Mills	(2)(16)	09/22/14		5.90%	Fixed	Secured		270,000		80,001
Block at Orange		10/01/14		6.25%	Fixed	Secured		220,000		55,000
Opry Mills		10/10/14		6.16%	Fixed	Secured		280,000		68,600
Gotemba Premium Outlets—Fixed		10/25/14		1.55%	Fixed	Secured	(12)	67,448		26,979
Indian River Commons		11/01/14		5.21%	Fixed	Secured		9,625		4,813
Indian River Mall		11/01/14		5.21%	Fixed	Secured		65,213		32,607
Rinku Premium Outlets		11/25/14		1.84%	Fixed	Secured	(12)	31,390		12,556
St. Johns Town Center		03/11/15		5.06%	Fixed	Secured		170,000		85,000
Galleria Commerciali Italia—Cinisello—Fixed		03/31/15		5.38%	Fixed	Secured	(10)	107,064		52,461
Galleria Commerciali Italia—Cinisello—Variable		03/31/15		1.45%	Variable	Secured	(10)	74,535		36,522
St. John's Town Center Phase II	(2)(16)	05/10/15		5.50%	Fixed	Secured		77,500		38,750
Gaitway Plaza		07/01/15		4.60%	Fixed	Secured		13,900	(19)	0
Plaza at Buckland Hills, The		07/01/15		4.60%	Fixed	Secured		24,800	(19)	0
Ridgewood Court		07/01/15		4.60%	Fixed	Secured		14,650	(19)	733
Village Park Plaza		07/01/15		4.60%	Fixed	Secured		29,850	(19)	3,582
West Town Corners		07/01/15		4.60%	Fixed	Secured		18,800	(19)	0
Great Mall of the Bay Area	(2)	08/28/15		6.01%	Fixed	Secured		270,000		66,150
Clay Terrace		10/01/15		5.08%	Fixed	Secured		115,000		57,500
Mall of New Hampshire		10/05/15		6.23%	Fixed	Secured		134,814		66,244
Houston Galleria—1		12/01/15		5.44%	Fixed	Secured		643,583		202,632
Houston Galleria—2		12/01/15		5.44%	Fixed	Secured		177,417		55,860
Smith Haven Mall		03/01/16		5.16%	Fixed	Secured		180,000		45,000
Quaker Bridge Mall		04/01/16		7.03%	Fixed	Secured		18,767		7,130
Eastland Mall		06/01/16		5.79%	Fixed	Secured		168,000		84,000
Empire Mall		06/01/16		5.79%	Fixed	Secured		176,300		88,150
Granite Run Mall		06/01/16		5.83%	Fixed	Secured		116,577		58,289
Mesa Mall		06/01/16		5.79%	Fixed	Secured		87,250		43,625
Rushmore Mall		06/01/16		5.79%	Fixed	Secured		94,000		47,000
Southern Hills Mall		06/01/16		5.79%	Fixed	Secured		101,500		50,750
Valley Mall		06/01/16		5.83%	Fixed	Secured		45,340		22,670
Greendale Mall		10/01/16		6.00%	Fixed	Secured		45,000		22,112
Firewheel Residential	(2)	11/20/16		5.91%	Fixed	Secured		22,949		11,475
Falls, The		11/30/16		7.50%	Fixed	Secured		115,735		28,934
Stoneridge Shopping Center		11/30/16		7.50%	Fixed	Secured		228,659		57,165
Briarwood Mall		11/30/16		7.50%	Fixed	Secured		119,726		29,932
Coconut Point		12/10/16		5.83%	Fixed	Secured		230,000		115,000

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

Property Name	Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness		Our Share of Indebtedness
King of Prussia Mall—1	01/01/17		7.49%	Fixed	Secured		127,047		15,690
King of Prussia Mall—2	01/01/17		8.53%	Fixed	Secured		8,936		1,104
Mall at Rockingham	03/10/17		5.61%	Fixed	Secured		260,000		63,879
Liberty Plaza	06/01/17		5.68%	Fixed	Secured		43,000		21,500
Franklin Mills	06/01/17		5.65%	Fixed	Secured		290,000		145,000
Gurnee Mills	07/01/17		5.77%	Fixed	Secured		321,000		160,500
Potomac Mills	07/11/17		5.83%	Fixed	Secured		410,000		205,000
West Town Mall	12/01/17		6.34%	Fixed	Secured		210,000		105,000
Aventura Mall	12/11/17		5.91%	Fixed	Secured		430,000		143,333
Sano Premium Outlets	05/31/18		0.56%	Variable	Secured	(12)	48,641		19,456
Sendai Premium Outlets	10/31/18		0.52%	Variable	Secured	(12)	37,083		14,833
Whitehall Mall	11/01/18		7.00%	Fixed	Secured		12,029		4,570
Net Leases II	01/10/23		9.35%	Fixed	Secured		20,873		10,436
AMI Premium Outlets	09/25/23		2.09%	Fixed	Secured	(12)	130,116		52,048
TMLP Trust Preferred Unsecured Securities	03/30/36	(18)	7.38%	Fixed	Unsecured		100,000		50,000

Total Joint Venture Indebtedness at Face Value							16,408,997		6,544,537

Premium on JV Fixed-Rate Indebtedness							17,872		8,625
Discount on JV Fixed-Rate Indebtedness							(1,593)		(792)

Total Joint Venture Indebtedness							16,425,276	(20)	6,552,370	(17)

Our Share of Total Indebtedness									24,906,500

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of December 31, 2009
(In thousands)

(Footnotes for preceding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of December 31, 2009: LIBOR at .23%; EURIBOR at .45%; and YEN LIBOR at ..17%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
Loan was paid off after 12/31/09.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 716.0 million. Associated with Facility A and B, Giugliano, and a portion of Cinisello are interest rate swap agreements with a total combined 601.4 million euros notional amount that effectively fixes Facility A and B, Giugliano, and a portion of Cinisello at a combined 5.50%.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 325.5 million. Associated with Arkadia and portions of Bay 1 (Torcy), Bay 2 (Torcy), Wilenska and Villabe are interest rate swap agreements with a total combined 304.4 million euros notional amount that effectively fix these loans at a combined 5.44%.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 39,382.5 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 22,125.0 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 144.5 million.

(15)
On December 8, 2009, we entered into a new unsecured corporate credit facility providing an initial borrowing capacity of $3.565 billion. The new facility contains an accordian feature up to $4.0 billion and will mature on March 31, 2013. The base interest rate on the new facility is LIBOR plus 210 basis points. The balance as of 12/31/09 reflects interest at LIBOR plus 37.5 basis points as the borrowings on the new facility were not drawn until January 5, 2010.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
Our share of indebtedness for joint ventures excludes our share of indebtedness of 145.9 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(18)
Upon the initial maturity date of 3/30/11, pricing re-sets every 5 years based on an index of LIBOR + 2.375%.

(19)
Our share of indebtedness for these joint venture property loans includes the impact of outside partner preferences and/or unreturned capital contributions which are in excess of our share of the net assets and investment in equity of the property.

(20)
Total joint venture indebtedness does not include the non-recourse secured debt on The Mall at The Source for which we have no remaining investment in this joint venture.

(21)
The Anticipated Repayment Date is the date reflected as the Maturity Date. The loan documents state longer term Maturity Dates (between 2030 and 2035) subject to certain pre-negotiated provisions.

(22)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(23)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(24)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.50%.

(25)
Through an interest rate floor agreement, the LIBOR rate is currently fixed at 1.00%.

(26)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

SIMON PROPERTY GROUP
Unencumbered Assets(3)
As of December 31, 2009

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Coconut Point Hyatt	Estero	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA

SIMON PROPERTY GROUP
Unencumbered Assets(3)
As of December 31, 2009

Property Name	City	State
The Mall at Chestnut Hill	Chestnut Hill	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Pheasant Lane (1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA

SIMON PROPERTY GROUP
Unencumbered Assets(3)
As of December 31, 2009

Property Name	City	State
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Jersey Shore Premium Outlets	Tinton Falls	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX

SIMON PROPERTY GROUP
Unencumbered Assets(3)
As of December 31, 2009

Property Name	City	State
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
Lincoln Crossing	O'Fallon	IL
Matteson Plaza	Matteson	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC

SIMON PROPERTY GROUP
Unencumbered Assets(3)
As of December 31, 2009

Property Name	City	State
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Nanuet Mall	Nanuet	NY
Crossville Outlet Center	Crossville	TN
Raleigh Springs Mall (2)	Memphis	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(2)
Asset was sold on October 15, 2009.

(3)
Mall of Georgia in Buford (Atlanta), GA and University Park Mall in Mishawaka, IN were unencumbered subsequent to December 31, 2009.

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of December 31, 2009
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	8,091,155	$50	$404,558	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(3)	1,017,480	$50	$50,874	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(4)	255,373	$100	$25,537	N/A

(1)
Holders of the Series I 6% Convertible Perpetual Preferred Stock may elect to convert their shares during the quarter beginning on January 4, 2010 and ending on March 31, 2010 because certain conditions (the conversion triggering price) were met during the quarter ended December 31, 2009. At the current conversion price, each share of Preferred Stock is convertible into 0.847495 of a share of Simon Property Group Common Stock. The Series I Preferred Stock was not convertible during the previous quarter, as the applicable conditions were not met for that period.

The shares were redeemable beginning on October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2009 was $68.00 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on December 31, 2009 was $62.00 per share.

(3)
Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at our option. These units are convertible into 0.847495 of a share of common stock during the period beginning on January 4, 2010 and ending on March 31, 2010, as the certain conditions described in footnote 1 were met.

(4)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

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  Exhibit 99.1